Exhibit 99.2

Background Information EEI Financial Conference November 7, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize the facilities producing such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly reports on Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Form 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330.

Power and Industrial Projects Unconventional Gas Production Fuel Transportation and Marketing Detroit Edison MichCon DTE Energy Is an Integrated Energy Company Strong, Stable and Growing Utilities Complementary Non-Utility Growth Businesses

DTE Energy Value Drivers

DTE Energy

	Value Driver	Valuation Impact
Detroit Edison & MichCon	Higher EPS and cash flows through increased rate base investments	• Higher EPS X industry P/E multiple
Barnett Shale	Higher proven/possible reserves, increased production, cash from operations, additional acreage	• Reserve valuation • Potential value of our sizable southern acreage
Antrim Shale	Roll off of existing legacy hedges	• Reserve valuation • Average of ~2 Bcf of hedges roll off annually through 2014
Power & Industrial Projects and Fuel Transportation & Marketing	Higher EPS and cash flows	• Higher EPS X appropriate multiple
Debt Reduction	Lower interest expense	• Higher EPS X industry P/E multiple

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Utility Background Information Detroit Edison MichCon

cleaner air significant emissions reduction 1st quartile performance customer satisfaction, operations and safety + actions results 5-6% potential annual earnings growth (2005-2010) reasonable rates mitigate impact on customer rates customer-focused investment program Performance Excellence Process DTE Energy's Utility Strategy: Earnings Growth with Reasonable Rate Impact

Performance Excellence Process Focused on Improving Service while Reducing Cost Increased Productivity and Reduced Costs Improved Customer Satisfaction Expect total pre-tax savings of $50-100M for shareholders and customers in 2006, increasing to $250-350M in 2008 ~400 employees accepted voluntary separation offers through 10/15/06 Expect 700 positions to be eliminated through voluntary separation, attrition and cancelled hiring for the full year 2006 Improved reliability and fewer customer outages Technology and services We are on target to achieve our performance and savings goals on-going Performance Excellence Process Financial Benefits 2006E 2007E 2008E 2009E 2010E O&M Savings 44 153 218 218 218 Capital Savings 20 25 32 32 32 PSCR Savings 25 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) $50-100 $200-250 $250-350 2006E 2007E 2008E 2009E 2010E Detroit Edison 34 114 160 160 160 MichCon 8 35 52 52 52 Corporate 1 4 6 6 6 $30-70 $150-200 $200-250 Sources of Potential Performance Excellence Process O&M Savings ($ millions, pre-tax) Cost to achieve savings $200-250 on-going

Michigan's Constructive Regulatory Environment Detroit Edison receives $384M rate increase Includes recovery of $550M of previously incurred environmental expenditures November 2004 April 2005 MichCon receives $61M rate increase Granted uncollectible expense tracker December 2005 MPSC issues Rate Restructuring Order that partially deskews rates and makes notable changes to the Electric Choice program January 2006 MPSC staff issues report outlining the need for significant capacity additions in the next ten years September 2006 Settlement in Show Cause order grants a choice margin tracking mechanism, further deskews rates and provides an accounting treatment for our Performance Excellence Process costs to achieve

Expect Full and Timely Inclusion of Utility Investments into Rate Base History of inclusion of all environmental and safety expenditures in rate base $550M included in Detroit Edison's 2004 rate case We are doing our part to reduce cost while improving customer service - Performance Excellence Process (PEP) Illustrative Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need due to investments Decreasing need due to PEP savings Resulting need for rate increases

Current Michigan Economic Conditions Service territory output typically grows 1-3% for the electric utility and 0-1% for the gas utility Restructuring in the automobile industry is impacting Michigan's economy These impacts have slowed growth at our two utilities, but not caused a severe negative earnings impact Despite the economic pressure, we expect our utilities to earn at or near their allowed ROEs in 2006 on a weather normalized basis The most direct impact for DTE Energy would be the closure of manufacturing facilities in Detroit Edison's service territory However, to date only one plant of the 35 in Detroit Edison's service territory (Ford Wixom) is slated to close While the autos represent a significant portion of Detroit Edison's revenue - they represent a much smaller percentage of gross margin All of our financial projections assume very conservative economic growth Flat electric and declining gas send out assumed for near-term projections

Detroit Edison Revenue and Margin by Class Residential Commercial Auto Industrial Other 0.41 0.36 0.09 0.1 0.03 Residential Commercial Auto Industrial Other 0.45 0.39 0.06 0.08 0.02 Detroit Edison Revenues* (2005 % by Class) Detroit Edison Gross Margins (2005 % by Class) * Excludes interconnection sales and Choice Residential Commercial Auto Industrial Other 0.35 0.33 0.14 0.12 0.06 Detroit Edison Sales (Mwh)* (2005 % by Class) While representing 14% of Detroit Edison's sales, automobile manufactures represent only 6% of Detroit Edison's gross margin

Profile of Detroit Edison Tenth largest US electric utility with 2.2 million customers 7,600 square mile service territory centered around Detroit $4.5 billion in revenue, $13 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Michigan Service Territory Coal Nuclear Gas and Oil Hydro East 6948 1111 2102 917 Coal 63% Gas/Oil 19% Nuclear 10% Generation Capacity by Fuel Type Total Capacity = 11,113 MW Pumped Storage 8%

Detroit Edison Regulatory Framework Fully regulated by the MPSC 11% allowed return on equity (ROE) ~$3.0B equity base No major rate proceedings underway Full Power Supply Cost Recovery (PSCR) mechanism Passes through fuel, purchased power, transmission and NOx allowance costs to customers Annual reconciliation minimizes potential recovery lag Pension expense tracker

Settlement of Show Cause Case Benefits Detroit Edison Strategic Benefits Financial Benefits Gained mechanism to reduce Electric Choice exposure Granted deferral and amortization of $200-250M in costs to achieve savings from ongoing restructuring effort Progress on rate deskewing Remain positioned to earn authorized 11% ROE in 2006 and 2007 Regulatory certainty Progress on addressing Michigan's hybrid market Early settlement indicative of improving regulatory climate Temporary rate decrease* is partially funded by locking in the expected decrease in choice volumes * $78M on an annualized basis, effective until the later of March 31, 2008 or 12 months from the date of filing of a general rate case

7/19/2002 815 3040 3855 10/3/2002 979 3353 4331 11/21/2002 1161 3444 4605 1/3/2003 1308 3901 5209 5/5/2003 1728 4356 6084 8/18/2003 1889 5104 6993 11/13/2003 2588 5665 8253 1/2/2004 2880 6010 8891 2/2/2004 3024 6066 9090 3/2/2004 3160 6326 9485 4/15/2004 3323 6425 9748 5/3/2004 3338 6318 9656 6/2/2004 3355 6058 9413 7/2/2004 3254 5988 9242 9/9/2004 3298 5917 9216 10/5/2004 3334 5909 9242 11/1/2004 3356 5880 9236 12/31/2004 3320 5344 8665 2/3/2005 3271 4572 7843 3/1/2005 3255 4269 7524 4/1/2005 3274 3963 7237 5/2/2005 3342 3932 7274 6/1/2005 3347 3829 7177 7/15/2005 3382 3794 7175 8/31/2005 3417 3788 7206 9/15/2005 3410 3771 7181 10/31/2005 3152 3354 6506 12/31/2005 2876 2103 4979 1/31/2006 2592 1690 4282 2/28/2006 2288 1498 3786 4/3/2006 2029 1391 3420 5/15/2006 1901 1294 3195 6/30/2006 1743 1235 2978 7/6/2006 1670 1211 2882 8/6/2006 1648 1026 2674 Electric Choice Volumes Have Declined Significantly Total C&I Primary C&I Secondary Electric Choice volumes have declined as a result of: MPSC orders that rationalized Choice economics Current market prices for electricity At its peak, Choice represented ~20% of electric sales; it is now ~6% Choice continues to be sensitive to wholesale market prices Work on deskewing remains Annualized Sales (GWH) Detroit Edison Electric Choice: Total Enrolled Annual Sales by Major Class

Detroit Edison Investment Program Includes $1B for Clean Air Act Compliance Potential Cost 2006-2010 Potential In Service Date Unit 3 SCR ~$150M 2007 Unit 4 Scrubber and common infrastructure ~$300M 2008 Unit 3 Scrubber ~$200M 2010 Units 1 and 2 Scrubbers ~$400M Post-2010 Compliance with the Clean Air Act will focus on 3,000 MW coal-fired Monroe plant Monroe Power Plant ~2009 New construction Unit 3 SCR Unit 4 scrubber and infrastructure Construction is underway and on schedule 2006 expenditures projected at $200-250M ~$1,050M

Investments in Detroit Edison Driven by Required Environmental Investments 2005A 2006E 2007E 2008E 2009E 2010E Base capex 7821 8304 8728 9077 9367 9697 Capital Expenditures $875-1,065 $800-950 $750-950 $750-950 $750-950 Detroit Edison Potential Net Utility Plant 2005-2010 Not including new base-load generation ($ millions) Depreciation $465-475 $480-490 $505-520 $520-545 $540-570 Equity Base ~$3,000 ~$3,800-3,900 Earnings Potential* $350-355 ~$425 * 2006 operating earnings guidance $350-355M; see appendix for information regarding GAAP reconciliation

Profile of MichCon Eleventh largest US natural gas utility with 1.3 million customers 14,700 square mile service territory throughout Michigan Significant gas storage capacity benefits customers (11% of total Midwest and Northeast capacity) $2.1 billion in revenue, $3.3 billion in assets Regulated by the MPSC Detroit Service Territory Q1 Q2 Q3 Q4 East 0.5 0.13 0.06 0.31 2005 System Sales Volume by Quarter

MichCon Regulatory Framework Fully regulated by the MPSC 11% allowed ROE ~$800M equity base No major rate proceedings underway Uncollectible expense tracker 90% of difference from $37M level set in rates is deferred as a regulatory asset or liability and collected in rates 2005 uncollectible expense $60M Gas Cost Recovery (GCR) mechanism Annual reconciliation minimizes potential recovery lag

DTE Energy

MichCon's Gas Distribution System Investments Benefit Customers

Distribution system expansion	New infrastructure to meet demand growth in W. Michigan ~ $75M capex	**On track** year end 2007 completion
Regulated gas storage expansion	Increase summer storage capacity by 17 Bcf ~ $75M capex	**On track** year end 2007 completion
Pipeline Safety Act compliance	Inspect 400 miles of high consequence area (HCA) pipe by 2012 and repair as necessary ~ $10-20M capex per year	**On track** 44 HCA miles inspected 2006 year-to-date (175 miles total)

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2005A 2006E 2007E 2008E 2009E 2010E Base capex 1784 1841 1956 2000 2041 2088 Investments in MichCon Driven by Needed System Expansion and Pipeline Safety Act Compliance Capital Expenditures $150-200 $250-300 $100-200 $100-200 $100-200 MichCon Potential Net Utility Plant 2005-2010 ($ millions) Depreciation $100-105 $110-115 $115-120 $115-125 $120-130 Equity Base ~$800 ~$900-950 Earnings Potential* $55-60 ~$100 * 2006 operating earnings guidance $55-60M; see appendix for information regarding GAAP reconciliation

Non-Utility Background Information Unconventional Gas Production Fuel Transportation & Marketing Power & Industrial Projects

DTE Energy's Non-Utility Strategy Focus on three key, well-defined areas Disciplined Investment with a strict risk/return criteria that has produced solid returns Value Creation with an objective to bring each non- utility business segment to $50-100M of earnings thereby increasing visibility and valuation Continued significant value creation is the objective of our Non-Utility businesses

Non-Utility Investment Focused on Three Key Areas Own and operate energy-related assets for large energy-intensive customers Transport and store primary fuels Asset-based trading Shale gas production in the Antrim and Barnett Power & Industrial Projects Fuel Transportation & Marketing Unconventional Gas Production

The Road to Fort Worth * DTE is the largest and lowest cost operator in Michigan 1960's 1970's 1990's 2001 2004 Development of Michigan storage assets Move into gathering and processing Development of Antrim Production* Investment in Coal Bed Methane Initial investment in Barnett Shale 2000 wells 100+ drilled per year CO2 processing KIF Our investment in the Barnett Shale is a natural extension of our historical involvement in natural gas storage, processing and production Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Unconventional Gas has a Lower Risk Profile Conventional Exploration and Production (E&P) risk includes the exploration risk of finding the reservoir The location of unconventional formations are typically well known and can exist over a large area, reducing the exploration risk Unconventional formations act as source, reservoir and seal After a test well phase to prove the economic viability of a given area, unconventional resources can be developed on a large scale Gas "manufacturing" Unconventional Conventional 2000 Investment in Coal Bed Methane Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Unconventional Resources Are Present Throughout The U.S. Coal Bed Methane Tight Sand Shale DTE presently operates in the Antrim Shale and the Barnett Shale Currently, resource plays are a strong destination for onshore capital DTE has deep historical experience (15+ years) with unconventional gas DTE continues to evaluate other unconventional gas opportunities 2002 Initial investment in Barnett Shale Barnett Antrim Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Area of detail Antrim Shale DTE Acreage DTE CO2 Plants Goal Progress Drill 130 Wells Drilled 118 to date and expect to meet or exceed target Produce 22 Bcfe net On forecast to meet 100% reserve replacement On forecast to meet or exceed Drill 10 horizontal wells Drilled 7 horizontal wells to date Unconventional Gas: 2006 Antrim Shale Progress Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Net Production Rate (mmcf/day) 59 Gross Producing Wells 2,010 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 335 35 338 373 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 79 214 12/31/05 1/1/05 Antrim Shale Operating Metrics 1,878 12/31/05 1/1/05 12/31/05 59 73 218 291 Unconventional Gas: 2006 Antrim Shale Progress Antrim Shale is a mature play Current drilling replaces production from declining wells Capital expenditures primarily consists of development and infill wells. Antrim production forward sold under ~$3/Mcfe legacy hedges by year: 2006 2007 2008 2009 2010 2011 91% 81% 65% 63% 63% 51% 370 35 293 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

The Barnett Shale Is Becoming a World Class Gas Reservoir Historic Core Area 1,120 square miles 15 Tcf undiscovered resource (USGS '04) Currently Producing 900 MMcfd The Core Area has been expanding to the west and south as production volumes increase The Barnett is a thick, continuous, highly organic shale that covers approximately 10,000 square miles of the Fort Worth Basin During the first 20 years of its development the industry believed the Barnett Shale play was limited to the area shown here as the Historic Core Area The development of horizontal well technology and high gas prices have expanded the extent of the play by several orders of magnitude Dallas/Ft Worth Metropolitan Area Barnett Expansion Area Could be an additional 3,000 to 7,000 square miles The industry is still defining productive limits Current production from expansion areas 300 MMcfd Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Unconventional Gas: 2006 Barnett Shale Progress Goal Progress Drill 55 Wells Drilled 45 as of 10/15/06 6 rigs operating Produce 4.1 Bcfe net (~500% increase over 2005) On forecast to meet or exceed Increase proved reserves to 100 Bcfe by year end On forecast to meet or exceed Drill 4 additional test wells in southern area On track Bring gas to sales from previously unproven southern areas Currently producing 3 mmcfd in newly proved southern area, another area to begin production in Q3 Clay Zones of DTE Acreage 31,000 ac. 4,000 ac. 56,000 ac. Core area Southern Expansion Area Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area Western area Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Horizontal Well Technology Has Driven Activity in the Barnett Expansion Area Some areas, such as Jack County, are still well-suited for vertical wells Completion of Barnett wells requires large hydraulic fracture stimulations to crack the rock Holding the stimulation in the Barnett is key to production performance Must adequately crack the shale Horizontal wells have opened a potentially large expansion area Current challenge is to keep horizontal wellbore away from faults that connect to Ellenberger (water bearing formation) Core Area Expansion Area Depth: 5,000' 8,000' Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Unconventional Gas: 2006 Barnett Shale Progress Unconventional Gas Fuel Trans. & Marketing Power & Industrial Net Production Rate (mmcf/day) 0 19 Gross Producing Wells 5 104 10/15/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 73 18 91 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 10/15/06 1/1/05 12/31/05 4 62 14 10/15/06 76 Production has increased substantially in 2006 Recently completed wells have increased production to 19 mmcfd Target 4+ Bcf net for 2006 5-10 mmcfd awaiting completion/pipeline connections expected to come on line by year end Through Q3 we entered into a series of cash flow hedges Progress being made on proving southern acreage First production in Bosque County on line Currently have one test well drilling in new area and 1-2 additional new area wells planned in 2006

Why Unconventional Gas Production Makes Sense for DTE Energy Extension of a core business skill Deep historical experience (15+ years) with unconventional gas Expertise acquired through the MCN Energy merger Premium Returns Targeted ROIC of 15-20% for new investment Manageable risk Active in lower risk plays, not pursuing conventional E&P Lock in created value through hedges Take advantage of E&P value curve Potential partial monetization Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Fuel Transportation & Marketing Has a Clear Focus on Natural Gas and Coal Going forward this segment will focus on two key areas where we have extensive experience Natural gas pipelines & storage Ownership interest in Vector and Millennium pipelines Own 75 Bcf of non-utility storage Coal transportation & marketing Largest third party shipper in the United States - 42M tons shipped in 2005 Energy Trading plays a key role in optimizing DTE's storage, pipeline and generation assets Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Investment Outlook for Coal Transportation & Marketing Environmental requirements and declining Central Appalachian production are providing new investment opportunities Changing Coal Flows Projects that provide efficiency and lever marketing, trading and transportation strengths: Transportation and shipping access to Great Lakes, Ohio and Mississippi Rivers, and Southeast Industrial coal plants, coal terminals, shipping facilities, and coal handling and marketing companies Potential DTE Energy capital investment of $25-50M in 2006 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Power & Industrial Projects Provides Private Utility-Like Services to Energy Intensive Industries The Power and Industrial (P&I) group leverages our heritage in operating utilities to provide "private utility-like" services in select energy- intensive industries Value is created through reliable and efficient energy asset operation, optimization of fuel inputs, and tax/financial structuring Risk is managed through financial structuring, operating expertise, and the negotiation of long-term contracts Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Power & Industrial Projects Focus on On-Site Projects & Biomass This business is analogous to a private utility, with long-term contracts replacing regulation Energy Input Electricity Steam Compressed Air Chilled Water Waste Water Treatment Coal Petcoke Landfill Gas Industrial User Auto Steel Pulp & Paper Other Industries Long- Term Contracts Business Model Unconventional Gas Fuel Trans. & Marketing Power & Industrial

How We Do It: Illustrative Economics of a Typical Transaction Project Parameters: Customers Gain Material Savings Customer bears commodity risk Contracted term and minimum volumes All fuel requirements to be served by DTE Energy facility Potential Savings Through Fuel Switching Representative Economics for Various Power and Industrial Projects $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Henry Hub Monthly #6 Oil, NY 3%S CAPP Coal, 1%S FOB Big Sandy Natural Gas Fuel Oil Coal Fuel Cost Comparison $0 $2 $4 $6 $8 $10 $12 $14 Jan-98 Jul-98 Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 $ / MMBtu Coal Fuel Cost Comparison Natural Gas Fuel Oil Coal Fuel Oil Natural Gas Processed Solid Fuel Savings $ / mmBtu $9 $7-8 $4-5 $2-4 Unconventional Gas Fuel Trans. & Marketing Power & Industrial

Appendix: Reconciliations

Reconciliations Use of Adjusted Cash from Operations Information - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's operating cash flow and uses adjusted cash from operations as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.

Reconciliations Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2004 & 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations In this release, DTE Energy discusses 2006 operating earnings guidance. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs and other charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010

Reconciliations Non-Utility Operating Earnings in areas of Expected Future Capital Investment to Non-Utility Reported Earnings (excludes Corporate & Other) Use of Non-Utility Operating Earnings - DTE Energy management believes that non-utility operating earnings provides a more meaningful representation of the company's earnings from ongoing non-utility operations and uses this measure as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses this measure to gauge performance against budget and to report to the Board of Directors. Use of Non-Utility Operating Earnings in areas of Expected Future Capital Investment - DTE Energy management believes the use of this measure provides a meaningful depiction, for external communications with analysts and investors, of the earnings growth in the non-utility businesses where the company expects to invest significant capital in the future.

Reconciliations

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030